This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        MORGAN STANLEY
          CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                         CDC 2004-HE2
                        FICOs BELOW 575


SELECTION CRITERIA: FICOs BELOW 575
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
RANGE OF CREDIT SCORES                               LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                              216     35,093,756     22.63      8.552         357       73.33       510
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                                              274     42,614,583     27.49      8.299         354       75.52       530
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                                              314     48,065,800     31.00      8.005         356       77.30       550
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                                              192     29,271,576     18.88      7.660         352       78.99       567
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 996    155,045,714    100.00      8.144         355       76.23       539
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 574
Weighted Average: 539

2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS               MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
(%)                                                  LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                 4        320,527      0.21      7.495         336       22.99       554
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                            9        883,244      0.57      8.011         330       35.15       524
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                           24      2,840,911      1.83      7.490         354       45.84       538
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                           65     10,793,096      6.96      7.820         354       56.85       537
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                          168     28,221,590     18.20      8.249         355        66.7       534
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                          401     62,137,586     40.08      8.133         356       77.52       535
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                          315     48,600,143     31.35      8.198         354       86.81       546
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                          10      1,248,618      0.81      8.863         354       94.51       559
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 996    155,045,714    100.00      8.144         355       76.23       539
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 18.18
Maximum: 97.00
Weighted Average: 76.23

3. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
DOCUMENTATION LEVEL                                  LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     722    105,838,522     68.26      8.147         355       77.75       538
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   235     41,584,236     26.82      8.170         355       71.95       539
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                       39      7,622,956      4.92      7.965         357       78.48       537
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 996    155,045,714       100      8.144         355       76.23       539
------------------------------------------------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
OCCUPANCY TYPE                                       LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                955    150,181,148     96.86      8.132         355       76.48       539
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                      37      4,376,490      2.82      8.496         357       69.89       539
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                              4        488,076      0.31      8.777         355       56.08       528
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 996    155,045,714    100.00      8.144         355       76.23       539
------------------------------------------------------------------------------------------------------------------------------------

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                         2         49,957      0.03     10.200         358       60.22       540
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                   54      2,330,764      1.50      9.538         348       74.69       543
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                  147      9,292,091      5.99      9.063         350       77.65       539
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                 136     12,091,161      7.80      8.414         356       72.78       539
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                                121     13,703,457      8.84      8.382         354       76.90       538
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                                115     15,805,588     10.19      8.271         355       76.03       540
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                 87     14,102,651      9.10      8.284         355       76.06       538
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                                 83     15,567,509     10.04      8.054         355       78.12       539
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                 63     13,498,268      8.71      8.138         357       75.31       536
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                 46     10,931,479      7.05      7.889         357       74.77       537
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                 40     10,515,376      6.78      7.751         353       76.61       542
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                 24      6,851,088      4.42      7.806         349       75.76       542
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                 13      4,091,882      2.64      7.401         358       75.62       539
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                                 18      6,050,504      3.90      7.794         356       77.79       535
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                                 13      4,686,210      3.02      7.917         357       77.06       543
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                                 11      4,294,076      2.77      8.144         357       77.73       527
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                  4      1,667,913      1.08      7.567         356       76.79       538
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                  4      1,726,456      1.11      8.322         358       77.96       553
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                                  4      1,850,511      1.19      8.209         357       82.43       556
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                                  5      2,422,122      1.56      7.165         354       78.91       543
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                  1        504,601      0.33      7.190         359       59.41       515
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00                                  1        538,002      0.35      8.500         354       90.00       513
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00                                  2      1,166,668      0.75      7.374         356       67.03       520
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 >=                                            2      1,307,379      0.84      7.150         356       76.32       529
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 996    155,045,714    100.00      8.144         355       76.23       539
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 24,973
Maximum: 653,766
Average: 155,668

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                                  LTV ABOVE 90

SELECTION CRITERIA: LTV ABOVE 90
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CREDIT SCORES                               LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                                                2       159,335      0.28      9.346         357       92.98        530
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                                                3       322,721      0.56      9.610         355       95.00        556
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                                                8     1,018,698      1.77      8.470         352       95.41        569
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                               42     4,934,356      8.58      8.918         339       96.58        591
------------------------------------------------------------------------------------------------------------------------------------
600 - 619                                               63     6,420,621     11.17      8.715         335       97.92        610
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                                               96    11,821,460     20.56      8.336         335       96.51        630
------------------------------------------------------------------------------------------------------------------------------------
640 - 659                                              122    10,176,839     17.70      8.562         317       97.17        650
------------------------------------------------------------------------------------------------------------------------------------
660 - 679                                               82     8,725,398     15.18      8.268         322       97.97        668
------------------------------------------------------------------------------------------------------------------------------------
680 - 699                                               55     5,923,366     10.30      7.926         325       97.85        687
------------------------------------------------------------------------------------------------------------------------------------
700 - 719                                               28     3,166,219      5.51      8.082         324       97.33        707
------------------------------------------------------------------------------------------------------------------------------------
720 - 739                                               21     2,588,566      4.50      8.186         315       97.89        729
------------------------------------------------------------------------------------------------------------------------------------
740 - 759                                               10       977,840      1.70      8.149         329       99.21        747
------------------------------------------------------------------------------------------------------------------------------------
760 - 779                                               10     1,186,775      2.06      8.471         297       98.66        766
------------------------------------------------------------------------------------------------------------------------------------
780 - 799                                                1        61,973      0.11     10.050         359      100.00        787
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 525
Maximum: 787
Weighted Average: 651

2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS               MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
(%)                                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                         543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 90.81
Maximum: 100.00
Weighted Average: 97.31

3. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
DOCUMENTATION LEVEL                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     258    31,509,832     54.81      8.087         339       97.19        637
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   255    21,940,261     38.17      8.984         308       97.40        670
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                       28     3,746,019      6.52      7.789         340       98.01        657
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                                 2       288,056      0.50      7.922         343       95.00        721
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
OCCUPANCY TYPE                                       LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                536    56,936,908     99.05      8.402         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                              3       325,383      0.57      8.731         359       98.34        726
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                       4       221,877      0.39      9.650         255       97.23        669
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                        54     1,089,643      1.90     11.327         204       99.39        646
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  136     4,933,910      8.58     10.586         238       99.43        658
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                   90     5,632,914      9.80     10.082         254       98.90        658
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                  66     5,824,132     10.13      9.124         307       98.14        646
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                                 38     4,281,404      7.45      8.310         347       96.67        650
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                                 26     3,590,325      6.25      8.110         353       97.25        639
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                 26     4,271,414      7.43      7.894         357       96.47        640
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                                 29     5,456,954      9.49      7.624         351       96.48        651
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                 18     3,834,284      6.67      7.523         357       96.56        644
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                 16     3,785,753      6.59      7.755         357       96.08        648
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                  7     1,851,811      3.22      7.780         358       97.84        661
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                  9     2,569,135      4.47      7.601         358       96.47        644
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                  6     1,875,036      3.26      7.259         358       96.01        685
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                                  6     2,036,158      3.54      7.134         359       96.71        671
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                                  3     1,085,108      1.89      7.186         357       95.91        640
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                                  7     2,683,407      4.67      8.017         358       95.91        633
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                  2       831,579      1.45      6.734         358       96.85        656
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                  3     1,312,903      2.28      7.443         357       98.22        693
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00                                  1       538,296      0.94      7.240         356      100.00        677
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 543    57,484,168    100.00      8.409         327       97.31        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,909
Maximum: 538,296
Average: 105,864

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                             NON-FULL DOCUMENTATION

SELECTION CRITERIA: NON-FULL DOCUMENTATION
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
RANGE OF CREDIT SCORES                               LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                               62     11,365,437      4.38      8.602         358       68.26       510
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                                               69     12,278,363      4.73      8.272         355       74.27       530
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                                               87     15,827,763      6.10      7.999         357       73.71       549
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                                               79     14,507,229      5.59      7.607         352       75.42       571
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                              119     20,627,486      7.95      7.884         355       79.53       589
------------------------------------------------------------------------------------------------------------------------------------
600 - 619                                              134     24,510,014      9.45      7.468         354       81.48       610
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                                              197     34,149,315     13.16      7.343         351       83.83       630
------------------------------------------------------------------------------------------------------------------------------------
640 - 659                                              266     38,745,791     14.94      7.440         346       82.70       649
------------------------------------------------------------------------------------------------------------------------------------
660 - 679                                              170     26,832,682     10.34      7.482         346       84.04       669
------------------------------------------------------------------------------------------------------------------------------------
680 - 699                                              145     23,539,920      9.07      7.013         348       83.33       689
------------------------------------------------------------------------------------------------------------------------------------
700 - 719                                               86     15,352,679      5.92      7.059         349       81.85       708
------------------------------------------------------------------------------------------------------------------------------------
720 - 739                                               58     10,163,720      3.92      7.247         346       83.54       730
------------------------------------------------------------------------------------------------------------------------------------
740 - 759                                               35      6,517,193      2.51      7.032         352       82.26       750
------------------------------------------------------------------------------------------------------------------------------------
760 - 779                                               17      2,811,179      1.08      7.308         332       87.82       766
------------------------------------------------------------------------------------------------------------------------------------
780 - 799                                               10      2,185,483      0.84      6.527         357       78.55       787
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,534    259,414,253    100.00      7.515         351       80.68       633
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 799
Weighted Average: 633

2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS               MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
(%)                                                  LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                 5        421,888      0.16      7.336         275       23.93       646
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                            7        986,417      0.38      6.984         329       36.91       599
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                           26      3,860,635      1.49      6.838         352       46.73       610
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                           51      8,176,539      3.15      7.456         354       56.90       579
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                          150     28,407,403     10.95      7.610         353       66.77       583
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                          601    111,502,002     42.98      7.261         355       78.67       641
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                          409     80,085,034     30.87      7.464         356       87.88       636
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                         285     25,974,336     10.01      8.799         313       97.46       668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,534    259,414,253    100.00      7.515         351       80.68       633
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.00
Maximum: 100.00
Weighted Average: 80.68

3. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
DOCUMENTATION LEVEL                                  LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                 1,378    231,948,978     89.41      7.548         351       80.51       635
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                      144     25,708,812      9.91      7.211         351       81.84       616
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                                12      1,756,464      0.68      7.565         351       86.86       707
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,534    259,414,253    100.00      7.515         351       80.68       633
------------------------------------------------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
OCCUPANCY TYPE                                       LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              1,329    231,711,098     89.32      7.500         350       80.88       631
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                     194     26,171,668     10.09      7.615         355       78.89       653
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                             11      1,531,487      0.59      8.006         357       81.74       654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,534    259,414,253    100.00      7.515         351       80.68       633
------------------------------------------------------------------------------------------------------------------------------------

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              % OF
                                                                            MORTGAGE
                                                               AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF     AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER       DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF      PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE     PRINCIPAL     RATE       TERM         LTV       FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        ($)        BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                        43        856,674      0.33     11.254         204       98.03       660
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  120      4,363,581      1.68     10.106         263       93.02       659
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                  147      9,264,637      3.57      9.305         299       83.39       637
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                 169     14,896,082      5.74      8.232         340       80.05       627
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                                161     18,103,580      6.98      7.583         353       80.34       638
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                                151     20,841,595      8.03      7.639         353       77.95       625
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                135     21,907,749      8.45      7.586         357       80.57       627
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                                126     23,653,961      9.12      7.354         357       80.03       625
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                100     21,341,190      8.23      7.386         356       77.74       622
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                 64     15,155,353      5.84      7.343         356       81.12       627
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                 66     17,266,049      6.66      7.155         357       79.69       639
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                 62     17,751,909      6.84      7.176         354       82.27       641
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                 31      9,666,530      3.73      7.216         358       82.30       631
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                                 42     14,154,272      5.46      7.290         357       80.97       620
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                                 29     10,483,948      4.04      7.124         357       82.18       643
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                                 23      8,955,071      3.45      7.378         357       82.89       637
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                 12      4,943,332      1.91      6.748         357       83.57       669
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                 16      6,959,927      2.68      7.391         357       82.81       647
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                                 11      5,091,037      1.96      6.936         357       78.52       643
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                                 11      5,440,430      2.10      6.930         357       81.11       632
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                  6      3,064,396      1.18      6.901         328       79.00       635
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00                                  4      2,176,007      0.84      6.655         357       77.54       688
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00                                  1        551,725      0.21      7.800         358       85.00       689
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00                                  1        581,250      0.22      7.650         358       75.00       651
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 >=                                            3      1,943,966      0.75      7.510         356       70.27       637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,534    259,414,253    100.00      7.515         351       80.68       633
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,922
Maximum: 677,508
Average: 169,110

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                           NON-PRIMARY OWNER OCCUPIED

SELECTION CRITERIA: NON-PRIMARY OWNER OCCUPIED
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CREDIT SCORES                               LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                               10     1,138,859      2.59      9.159         357       66.70        512
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                                               11     1,293,185      2.94      8.943         356       67.09        530
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                                               15     2,089,625      4.74      8.046         357       69.00        552
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                                                7       550,756      1.25      7.719         356       78.98        572
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                               29     3,789,360      8.60      8.125         355       76.56        589
------------------------------------------------------------------------------------------------------------------------------------
600 - 619                                               38     3,763,630      8.54      7.919         353       78.32        609
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                                               43     5,676,663     12.89      7.331         357       82.09        630
------------------------------------------------------------------------------------------------------------------------------------
640 - 659                                               46     5,393,888     12.25      7.485         353       80.01        650
------------------------------------------------------------------------------------------------------------------------------------
660 - 679                                               39     5,783,993     13.13      7.639         354       82.50        669
------------------------------------------------------------------------------------------------------------------------------------
680 - 699                                               27     3,603,942      8.18      7.085         350       81.28        688
------------------------------------------------------------------------------------------------------------------------------------
700 - 719                                               25     4,346,605      9.87      7.205         356       82.12        710
------------------------------------------------------------------------------------------------------------------------------------
720 - 739                                               21     3,207,698      7.28      6.753         353       80.89        730
------------------------------------------------------------------------------------------------------------------------------------
740 - 759                                               12     2,330,554      5.29      7.295         345       83.36        749
------------------------------------------------------------------------------------------------------------------------------------
760 - 779                                                5       893,935      2.03      6.367         356       79.89        761
------------------------------------------------------------------------------------------------------------------------------------
780 - 799                                                1       183,342      0.42       7.75         355       89.76        780
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 329    44,046,035    100.00      7.548         354       79.50        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 780
Weighted Average: 651

2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS               MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
(%)                                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                 1        99,914      0.23       6.75         359       25.00        554
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                            3       419,715      0.95      8.206         357       32.11        556
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                            5       615,703      1.40      7.237         356       45.93        614
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                           11     1,170,050      2.66      8.584         356       58.06        568
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                           28     3,818,420      8.67      7.938         347       67.23        614
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                          158    21,666,123     49.19      7.317         355       78.53        657
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                          116    15,708,850     35.66       7.64         356       87.69        661
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                           7       547,260      1.24      9.104         317       97.89        703
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 329    44,046,035    100.00      7.548         354       79.50        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 25.00
Maximum: 100.00
Weighted Average: 79.50

3. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
DOCUMENTATION LEVEL                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   180    24,347,438     55.28      7.682         355       78.49        651
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     124    16,342,880     37.10      7.397         352       80.26        648
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                       18     2,937,230      6.67      7.142         358       83.38        663
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                                 7       418,488      0.95      8.437         341       80.94        708
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 329    44,046,035    100.00      7.548         354       79.50        651
------------------------------------------------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
OCCUPANCY TYPE                                       LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                     313    41,536,244     94.30      7.553         355       79.27        651
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                             16     2,509,791      5.70      7.456         344       83.27        660
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 329    44,046,035    100.00      7.548         354       79.50        651
------------------------------------------------------------------------------------------------------------------------------------

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                         7       121,338      0.28     10.337         274       86.35        654
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                   37     1,391,792      3.16       8.39         349       79.06        636
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                   58     3,611,733      8.20      8.302         349       81.39        629
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                  49     4,220,163      9.58      7.835         354       76.98        644
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                                 44     4,909,705     11.15      7.834         357       79.32        640
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                                 35     4,885,327     11.09      7.579         351       74.69        641
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                 22     3,561,333      8.09      7.284         349       76.80        659
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                                 23     4,300,725      9.76      7.783         357       82.49        651
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                  8     1,674,448      3.80      7.739         355       73.89        653
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                  5     1,171,802      2.66      7.676         356       78.86        612
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                  9     2,357,138      5.35      7.655         357       81.21        650
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                  9     2,590,658      5.88      7.171         357       82.26        633
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                  2       619,805      1.41      6.601         358       90.00        652
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                                  7     2,344,689      5.32      7.221         356       83.61        665
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                                  2       739,336      1.68      6.245         356       77.48        741
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                                  2       794,257      1.80      8.004         358       82.51        616
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                  1       418,286      0.95          6         351       90.00        732
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                  1       448,079      1.02       6.85         355       78.26        733
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                                  3     1,401,674      3.18      6.106         358       79.77        695
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                                  4     1,974,739      4.48      6.641         356       80.49        694
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                  1       509,008      1.16       7.35         357       80.00        680
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 329    44,046,035    100.00      7.548         354       79.50        651
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,922
Maximum: 509,008
Average: 133,879

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        MORGAN STANLEY
          CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                         CDC 2004-HE2
                  CURRENT BALANCE BELOW $100K

SELECTION CRITERIA: CURRENT BALANCE BELOW $100K
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Documentation Level
4. Occupancy Type
5. Range of Cut-off Date Principal Balances ($)

1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CREDIT SCORES                               LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                                               67     4,742,654      6.41      9.435         354       72.02        510
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                                               95     6,757,995      9.13      8.978         353       74.64        530
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                                              107     7,459,915     10.08      8.571         356       76.37        550
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                                               85     5,810,385      7.85      8.237         348       75.82        569
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                                              107     7,398,000      9.99      8.340         338       81.71        589
------------------------------------------------------------------------------------------------------------------------------------
600 - 619                                              132     8,329,841     11.25      8.514         333       84.35        609
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                                              149     9,442,785     12.76      8.412         322       85.44        630
------------------------------------------------------------------------------------------------------------------------------------
640 - 659                                              165     8,952,998     12.10      8.821         298       85.42        649
------------------------------------------------------------------------------------------------------------------------------------
660 - 679                                               95     5,763,609      7.79      8.544         303       89.17        669
------------------------------------------------------------------------------------------------------------------------------------
680 - 699                                               66     3,843,244      5.19      8.562         287       87.74        687
------------------------------------------------------------------------------------------------------------------------------------
700 - 719                                               40     2,426,253      3.28      8.206         307       82.79        709
------------------------------------------------------------------------------------------------------------------------------------
720 - 739                                               27     1,910,944      2.58      8.208         303       89.62        730
------------------------------------------------------------------------------------------------------------------------------------
740 - 759                                               12       629,217      0.85      8.718         314       87.76        752
------------------------------------------------------------------------------------------------------------------------------------
760 - 779                                                9       489,444      0.66      9.574         214       95.65        767
------------------------------------------------------------------------------------------------------------------------------------
780 - 799                                                1        61,973      0.08     10.050         359      100.00        787
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,157    74,019,258    100.00      8.603         327       81.96        609
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 501
Maximum: 787
Weighted Average: 609

2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS               MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
(%)                                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                11       882,844      1.19      7.078         310       24.54        616
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                           10       681,187      0.92      7.279         328       36.59        604
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                           23     1,593,922      2.15      8.148         350       46.38        564
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                           42     2,910,559      3.93      7.970         341       56.22        591
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                           94     6,979,019      9.43      8.150         345       66.35        575
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                          331    22,928,435     30.98      8.066         351       78.14        598
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                          300    20,562,694     27.78      8.416         345       87.53        602
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                         346    17,480,599     23.62      9.983         264       98.83        653
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,157    74,019,258    100.00      8.603         327       81.96        609
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.32
Maximum: 100.00
Weighted Average: 81.96

3. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
DOCUMENTATION LEVEL                                  LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     678    44,638,284     60.31      8.383         337       80.90        592
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                   435    26,518,211     35.83      8.977         309       83.31        638
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                                       38     2,555,168      3.45      8.546         331       85.84        609
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                                 6       307,595      0.42      8.730         336       85.50        693
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,157    74,019,258    100.00      8.603         327       81.96        609
------------------------------------------------------------------------------------------------------------------------------------

4. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
OCCUPANCY TYPE                                       LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              1,006    64,674,232     87.37      8.671         324       82.37        605
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                                     147     9,160,316     12.38      8.102         350       79.02        638
------------------------------------------------------------------------------------------------------------------------------------
Second Home                                              4       184,710      0.25      9.544         355       83.86        592
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,157    74,019,258    100.00      8.603         327       81.96        609
------------------------------------------------------------------------------------------------------------------------------------

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
                                                    MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                        62     1,238,748      1.67     11.123         214       95.63        642
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  266    10,311,729     13.93      9.715         289       87.41        626
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                  427    26,958,311     36.42      8.764         324       82.36        606
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                 402    35,510,471     47.97      8.069         345       79.59        606
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               1,157    74,019,258    100.00      8.603         327       81.96        609
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9,909
Maximum: 99,943
Average: 63,975

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE2
                                   ALL RECORDS

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Top 10 City Concentrations

1. TOP 10 CITY CONCENTRATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF
                                                                           MORTGAGE
                                                               AGGREGATE    POOL BY    WEIGHTED               WEIGHTED
                                                                CUT-OFF    AGGREGATE   AVERAGE    WEIGHTED     AVERAGE
                                                     NUMBER      DATE       CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                       OF      PRINCIPAL     DATE      INTEREST   REMAINING   COMBINED    AVERAGE
TOP 10 CITY                                         MORTGAGE    BALANCE    PRINCIPAL     RATE       TERM         LTV        FICO
CONCENTRATIONS                                       LOANS        ($)       BALANCE      (%)      (MONTHS)       (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles CA                                          87      18984260      3.58      7.161         350       79.03        626
------------------------------------------------------------------------------------------------------------------------------------
Chicago IL                                              50       7990649      1.51      7.335         357       80.27        611
------------------------------------------------------------------------------------------------------------------------------------
Las Vegas NV                                            42       7479677      1.41      7.394         355       79.81        624
------------------------------------------------------------------------------------------------------------------------------------
Riverside CA                                            34       6038719      1.14      7.319         343       81.89        612
------------------------------------------------------------------------------------------------------------------------------------
San Diego CA                                            24       5938839      1.12      7.176         349       75.72        632
------------------------------------------------------------------------------------------------------------------------------------
Cape Coral FL                                           42       5371251      1.01      7.550         344       86.87        629
------------------------------------------------------------------------------------------------------------------------------------
San Jose CA                                             17       4869377      0.92      7.172         351       77.55        630
------------------------------------------------------------------------------------------------------------------------------------
Miami FL                                                33       4648651      0.88      7.112         341       83.96        637
------------------------------------------------------------------------------------------------------------------------------------
Brooklyn NY                                             13       3963709      0.75      7.169         353       76.16        653
------------------------------------------------------------------------------------------------------------------------------------
Long Beach CA                                           15       3593305      0.68      6.531         347       84.14        653
------------------------------------------------------------------------------------------------------------------------------------
Other                                                 2949     461345891     87.01      7.535         351       80.98        614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                3306     530224328    100.00      7.494         351       80.87        616
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.